UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2011

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

March 31, 2011

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2

TCM Small Cap Growth Fund
Performance Discussion	6
Performance	8
Fund Information	9
Schedule of Investments	10

TCM Small-Mid Cap Growth Fund
Performance Discussion	13
Performance	15
Fund Information	16
Schedule of Investments	17

Fund Expense Examples	20

Financial Statements
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Additional Information	36

Privacy Policy	37

TCM GROWTH FUNDS

May 16, 2011

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) or the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the semi-annual report to shareholders of the Funds, covering the six months ended March 31, 2011, which is the first half of each Fund’s fiscal year.

The rally that began in earnest in September 2010 continued into the fourth quarter as investors focused on small cap stocks, particularly stocks with high operating leverage and growth rates.  The stock market continued to benefit from central bank intervention to keep interest rates low and governmental actions to support fiscal stimulus.  Investors shifted from conservative, low return asset classes into riskier asset classes believing that the economic recovery would continue improving despite stubbornly high unemployment rates and a moribund housing market.  The equity markets proved resilient in the first quarter of 2011 in the face of numerous negative headlines (Libya, Japanese earthquake repercussion, Portugal, upcoming end of QE2, global inflation concerns), supported in part by strong money flows back to equities from fixed income and money market funds.  The economic recovery continued to support higher earnings and all sectors in our benchmarks were positive for the quarter. Across sectors, high growth and high price/earnings stocks were the best performers; momentum investors were rewarded and valuations continued to expand.

Market Review and Outlook.  After a minor selloff in early January, the stock market continued its climb that began in early September 2010 in response to the Fed’s commitment to another round of quantitative easing (QE2) and near zero interest rates.  QE2 is clearly intended to drive up the prices of riskier assets (and allow banks to improve their poor balance sheets) and that effort has been successful.  The S&P 500® and Russell 2000® indices are up 27.78% and 41.12%, respectively for the period August 31, 2010 to March 31, 2011.  The spectacular returns of the fourth quarter 2010 were driven by confidence that a double dip recession was unlikely, greater business and consumer confidence following the November elections, and the adoption of favorable tax legislation.

In contrast, the first quarter of 2011 was replete with global events that in the past would have shaken investor confidence, including political unrest throughout the Middle East, the continued debt crisis in the Euro zone (particularly Portugal), the repercussions of the Japanese earthquake, and rising inflation risks and monetary tightening in the emerging markets.  Investors proved to be very resilient, however, and shook off these concerns as unlikely to derail the recovering economy.  The

TCM GROWTH FUNDS

analogy we used in prior shareholder letters was whether the patient, after being administered significant doses of adrenaline (i.e., fed rate policy, fiscal stimulus, QE1/QE2, favorable tax legislation) in order to recover from a near death experience (the Great Recession), could return to normal activities after being discharged from the hospital.  The answer in the first quarter was “yes” but recent economic data indicates that the patient still has the sniffles, and can walk but maybe not run without wheezing.

The economy appears to be reaching an “escape velocity” threshold and showing signs of sustainable growth, albeit at moderate levels.  All economic sectors in the Russell 2000® Growth Index turned in positive performance for the first quarter, with the commodities-based Energy sector posting the best returns.  The Technology sector also did very well as companies increased their spending on capital investments.  The unemployment rate continued to trend lower each month as workers were brought back online to support stronger growth prospects.  The manufacturing economy is clearly in recovery as evidenced by purchasing managers reports for both the U.S. and overseas markets.  As companies increase production, hiring increases and businesses begin to consider ways to bring on greater capacity by adding capital equipment or new facilities.  We are seeing greater evidence in our stocks of this ramp up.  As we enter the second quarter and the back half of the year, however, the costs of raw materials are also increasing, and companies are being challenged to raise prices in order to maintain their profit margins.

Several wild cards remain in the deck.  First, will consumer spending be strong enough to support or accelerate economic growth for the rest of 2011?  For meaningful GDP growth to take place (i.e., something greater than 2%-3%), the consumer must return to sustainable spending patterns.  There have been some positive trends to support consumer confidence, such as tax cuts, a strong stock market and modest employment gains, but significant problems still exist, namely low (and in real terms, negative) wage growth and a stubbornly weak housing market.  On the domestic front, consumers with higher income levels have weathered the storm quite well and with the stock market recovery, sales of higher-end and luxury goods have improved.  But strong growth in our economy is dependent on a broader base of consumer spending, which will remain muted with high unemployment rates, no real wage increases and higher living expenses.  This leads us to a second concern - the effects of growing signs of inflation, both at the domestic and global level in terms of higher food and energy costs.  These signs are unmistakable and ultimately lead to higher input costs for manufacturers that either lead to higher prices or lower profit margins.

TCM GROWTH FUNDS

There is much debate over the current risk of higher inflation and its impact on the economic recovery.  The Fed continues to base current policy on the view that inflation is in check because core Consumer Price Index (“CPI”) growth, which excludes food and energy costs, is muted.  On the other hand, the total CPI is growing at a faster rate each month as a result of higher food and oil prices.  Predicting the strength of consumer spending can be difficult, but these types of inflationary pressures will impact the spending habits of lower-middle income consumers, which make up a significant portion of overall consumption levels.  It’s hard to imagine oil prices staying over $100 a barrel concurrent with unemployment rates close to 9% without some demand destruction, which we are starting to see in May economic reports.  Likewise, higher commodity prices will act as a governor on future economic growth worldwide as emerging markets seek to contain inflation with tighter monetary policies (e.g., raise rates, withdraw liquidity).  The trick for fiscal and monetary policymakers worldwide is to reach and maintain the proverbial “goldilocks” equilibrium where economies are not too hot and not too cold.

The stock market has discounted both a significant amount of earnings recovery and the prospects for that recovery to be sustained after the conclusion of QE2.  As discussed in prior letters, we believe that there are still longer term systemic problems in numerous areas that could stall a sustained vigorous recovery, including Europe’s sovereign debt problems, the debt issues plaguing the U.S. federal government and state and local municipalities, and inflation pressures in emerging markets.  In addition, no one can predict the outcome of the populist uprising in the Middle East, and any meaningful challenge to the House of Saud could cause an “oil shock” that would sharply impact commodity prices and economies.  These risks will be with us for the foreseeable future and our portfolios are reasonably balanced with respect to sector weights versus the benchmark, with one of our largest weight differences being an underweight to Consumer Discretionary.  Our overweight to Industrials sector reflects our positive views on the company fundamentals in that sector but we recognize that those fundamentals are dependent on the world economy staying on track.  We think that will be the case over the next quarter or two but for the reasons discussed above, we will be focused on signs that our companies are struggling to pass along increased costs or seeing a slowdown in demand.  The heady gains in stock prices over the last seven months are likely to slow as the recovery matures and commodity inflation pressures persist.  The risk is that the economy downshifts to a path of stagflation, as inflation rates pick up and economic growth slows.

If the equity market’s gains do moderate, we expect higher quality growth stocks to reassert themselves relative to lower quality, which should benefit our portfolios.  Momentum should also be less of a driver to performance.  In that environment, a

TCM GROWTH FUNDS

bottom up approach to investing, such as ours, should add value by focusing on companies with good earnings performance, strong balance sheets, and reasonable valuations.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of March 31, 2011, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Price/earnings is a valuation ratio of a company’s current share price compared to its per-share earnings.

The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.  One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index. A basis point equals 0.01%.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of price of a basket of consumer goods and services, such as transportation, food and medical care.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  The performance of the Small Cap Fund for the following periods was:

			6 Months ended
	4Q 2010	1Q 2011	3/31/2011
Small Cap Fund	16.18%	8.88%	26.50%
Russell 2000® Growth	17.11%	9.24%	27.93%
Lipper Small Cap Growth Average	16.58%	9.41%	27.51%

Attribution.  For the six month period, the effect of our sector weights was positive on a relative basis but was offset by negative stock selection.  Stock selection in Health Care was very strong for the period but was more than offset by selection in Information Technology and Energy.  As discussed below, a substantial portion of the underperformance in the Technology sector was attributable to several fiber optic stocks held in the Fund.  Regarding sector weights, the overweight to Energy and the underweight to Consumer Discretionary benefited the Fund, although cash was a 50 basis point drag on relative performance in such a strong period.  The top and bottom five contributing stocks to absolute performance for the six month period were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Ultratech (photolithographic equipment)	1.31	0.82
McDermott International
(project management services)	1.29	0.79
KBR (engineering and construction services)	1.56	0.77
Varian Semiconductor (processing equipment)	1.29	0.76
Verifone Systems (electronic payment products)	1.14	0.76

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
OpNext (network optical components)	0.12	-0.35
Equinix (IT infrastructure services)	0.35	-0.28
Finisar (network optical components)	0.10	-0.25
Coinstar (kiosk DVD rental)	0.36	-0.22
Entropic Comm.
(home entertainment semiconductors)	0.44	-0.20

The top contributor to the Small Cap Fund for the period was Ultratech, which manufacturers photolithographic and laser processing equipment for companies that produce semiconductors and LEDs.  The company has benefited from increased

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

demand for existing and newly introduced products and announced better than expected financial results for 2010 and raised its guidance for 2011. We continue to hold the stock.  Another strong contributor to the portfolio for the period was VeriFone Systems, which supplies point of sale electronic payment systems to a variety of commercial markets.  The company has benefited from new security regulations that have required many retailers to upgrade their credit card payment systems.  In addition, VeriFone has increased its recurring revenue opportunities by adding advertising capabilities to payment terminals in gas stations and taxicabs. Lastly, although the company received mixed feedback from the Department of Justice on its accretive acquisition of Hypercom, a payment systems competitor, we believe the transaction will close by the end of 2011.  We continue to hold this position in the portfolio.

Our biggest detractor to relative performance was an investment in three stocks (OpNext, Finisar and Oclaro) that supply different types of fiber optic components for network communications providers.  After most of the companies in this industry had reported strong fourth quarter earnings and 2011 guidance, we invested in those companies that we believed offered the best fundamental prospects.  Subsequently, one of the companies, Finisar, unexpectedly announced that it anticipated an inventory correction in the second quarter and reduced its revenue and earnings guidance.  The stocks in this industry, including each of our positions, sold off on this news as investors took profits and became concerned over excess supply.  Although the long term investment thesis for these firms is intact based on the expected increased demand for internet bandwidth, we have trimmed our position sizes as we sort out the depth of this inventory correction.  Another disappointment was Entropic Communications, which manufactures semiconductor chips that enable cable and satellite service providers to provide multi-room video viewing services (i.e., view the same content on multiple TV set top boxes in the house).  We initially took a position in this stock in the fourth quarter of 2010 and it was a positive contributor to the portfolio.  We believed the price of the stock already reflected the risk that another firm would introduce a competing product, but when that occurred in the first quarter, the stock sold off over concerns about how much market share Entropic would lose.  We believe it may take several quarters for the market to gain confidence in the growth trajectory of the company and have sold the position.

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2011

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	25.08%	4.38%	2.55%	9.38%
Russell 2000® Growth Index	31.04%	10.16%	4.34%	8.46%
Lipper Small Cap Growth Average	29.91%	9.20%	3.70%	7.94%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2011 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$595 million
Total Operating Expenses	0.90%

Top Ten Holdings (% of net assets)
MICROS Systems, Inc.	1.9%	Varian Semiconductor
Catalyst Health Solutions, Inc.	1.9%	Equipment Associates, Inc.	1.5%
NICE Systems Ltd. - ADR	1.9%	Affiliated Managers Group, Inc.	1.5%
KBR, Inc.	1.8%	Hittite Microwave Corp.	1.5%
Ultratech, Inc.	1.7%	McDermott International, Inc.	1.5%
ADTRAN, Inc.	1.6%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited)

Shares		Value
COMMON STOCKS - 96.2%

Aerospace & Defense - 2.4%
103,595	DigitalGlobe, Inc.*	$2,903,768
121,437	GeoEye, Inc.*	5,049,350
103,482	HEICO Corp.	6,469,695
		14,422,813
Air Freight & Logistics - 2.0%
63,137	Atlas Air Worldwide
	Holdings, Inc.*	4,401,912
207,501	Hub Group, Inc.*	7,509,461
		11,911,373
Auto Components - 1.6%
64,375	Amerigon, Inc.*	983,006
287,839	LKQ Corp.*	6,936,920
102,099	Modine
	Manufacturing Co.*	1,647,878
		9,567,804
Biotechnology - 1.4%
291,104	Cepheid*	8,156,734

Capital Markets - 3.3%
82,825	Affiliated Managers
	Group, Inc.*	9,058,570
232,166	Financial Engines, Inc.*	6,398,495
63,697	Greenhill & Co., Inc.	4,190,626
		19,647,691
Chemicals - 0.7%
265,153	Ferro Corp.*	4,398,888

Commercial Services & Supplies - 1.5%
223,886	Healthcare Services
	Group, Inc.	3,935,916
213,896	Tetra Tech, Inc.*	5,281,092
		9,217,008
Communications Equipment - 6.5%
229,568	ADTRAN, Inc.	9,747,457
167,524	Aruba Networks, Inc.*	5,669,012
70,290	Finisar Corp.*	1,729,134
315,382	Ixia*	5,008,266
302,337	NICE Systems
	Ltd. - ADR*	11,168,329
319,444	Oclaro, Inc.*	3,676,800
626,771	Opnext, Inc.*	1,523,054
		38,522,052
Construction & Engineering - 5.3%
187,402	EMCOR Group, Inc.*	5,803,840
277,846	KBR, Inc.	10,494,244
351,588	McDermott
	International, Inc.*	8,926,819
136,994	URS Corp.*	6,308,574
		31,533,477
Diversified Telecommunication Services - 1.4%
125,029	AboveNet, Inc.	8,109,381

Electrical Equipment - 3.4%
195,135	GrafTech
	International Ltd.*	4,025,635
121,346	II-VI, Inc.*	6,036,964
103,011	Polypore
	International, Inc.*	5,931,373
121,293	Woodward Governor Co.	4,191,886
		20,185,858
Electronic Equipment,
Instruments & Components - 1.1%
160,759	Rofin-Sinar
	Technologies, Inc.*	6,349,981

Energy Equipment & Services - 3.5%
171,441	Complete Production
	Services, Inc.*	5,453,538
80,759	Core Laboratories NV	8,251,147
63,459	Dril-Quip, Inc.*	5,015,165
163,484	North American
	Energy Partners, Inc.*	2,015,758
		20,735,608
Health Care Equipment & Supplies - 5.6%
83,914	The Cooper
	Companies, Inc.	5,827,827
93,110	IDEXX Laboratories, Inc.*	7,189,954
111,626	Illumina, Inc.*	7,821,634
129,838	Sirona Dental
	Systems, Inc.*	6,512,674
135,881	ZOLL Medical Corp.*	6,088,828
		33,440,917

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited) (Continued)

Shares		Value
Health Care Providers & Services - 9.9%
200,720	Catalyst Health
	Solutions, Inc.*	$11,226,270
212,563	Emeritus Corp.*	5,411,854
232,967	ExamWorks Group, Inc.*	5,178,856
753,341	Health Management
	Associates, Inc. -
	Class A*	8,211,417
215,298	HealthSouth Corp.*	5,378,144
108,474	HMS Holdings Corp.*	8,878,597
155,705	IPC The Hospitalist
	Co., Inc.*	7,070,564
113,758	MEDNAX, Inc.*	7,577,420
		58,933,122
Hotels, Restaurants & Leisure - 1.6%
380,498	Orient-Express Hotels
	Ltd. - Class A*	4,706,760
215,555	Pinnacle
	Entertainment, Inc.*	2,935,859
61,338	WMS Industries, Inc.*	2,168,299
		9,810,918
Household Durables - 1.1%
130,496	Tempur-Pedic
	International, Inc.*	6,610,927

Internet Software & Services - 1.0%
79,110	Cornerstone
	OnDemand, Inc.*	1,442,175
302,295	Dice Holdings, Inc.*	4,567,678
		6,009,853
IT Services - 1.4%
148,503	VeriFone Holdings, Inc.*	8,160,240

Machinery - 4.5%
197,649	Actuant Corp.	5,731,821
103,433	CLARCOR, Inc.	4,647,244
365,985	Manitowoc Co., Inc.	8,007,752
220,207	Meritor, Inc.*	3,736,913
184,121	Titan International, Inc.	4,899,460
		27,023,190
Media - 0.7%
219,576	ReachLocal, Inc.*	4,391,520

Metals & Mining - 3.1%
134,556	Alpha Natural
	Resources, Inc.*	7,988,590
106,921	Haynes
	International, Inc.	5,928,769
254,478	Horsehead
	Holding Corp.*	4,338,850
		18,256,209
Oil & Gas Equipment & Services - 0.9%
258,803	Tesco Corp.*	5,680,726

Oil, Gas & Consumable Fuels - 1.3%
300,408	Patriot Coal Corp.*	7,759,538

Paper & Forest Products - 1.0%
421,416	Mercer
	International, Inc.*	5,710,187

Road & Rail - 1.1%
110,894	Genesee &
	Wyoming, Inc.*	6,454,031

Semiconductors & Semiconductor
Equipment - 12.9%
53,929	Advanced Energy
	Industries, Inc.*	881,739
500,213	Brooks Automation, Inc.*	6,867,924
235,431	CEVA, Inc.*	6,293,071
211,712	Cypress Semiconductor
	Corp.*	4,102,978
248,562	Entropic
	Communications, Inc.*	2,100,349
141,319	Hittite Microwave Corp.*	9,011,913
170,826	International
	Rectifier Corp.*	5,647,508
444,789	Kulicke & Soffa
	Industries, Inc.*	4,158,777
335,397	Microsemi Corp.*	6,946,072
84,278	MIPS Technologies, Inc.*	884,076
124,335	NetLogic
	Microsystems, Inc.*	5,224,557
343,411	Ultratech, Inc.*	10,096,283
188,770	Varian Semiconductor
	Equipment
	Associates, Inc.*	9,187,436

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited) (Continued)

Shares		Value
Semiconductors & Semiconductor
Equipment - 12.9% (Continued)
217,031	Volterra
	Semiconductor Corp.*	$5,388,880
		76,791,563
Software - 7.9%
149,672	Advent Software, Inc.*	4,291,096
161,687	ANSYS, Inc.*	8,761,819
122,592	Concur
	Technologies, Inc.*	6,797,726
231,468	MICROS Systems, Inc.*	11,441,463
217,555	SuccessFactors, Inc.*	8,504,225
125,714	Taleo Corp.*	4,481,704
81,033	Verint Systems, Inc.*	2,904,223
		47,182,256
Specialty Retail - 2.8%
188,860	Ascena Retail
	Group, Inc.*	6,120,952
154,495	Dick’s Sporting
	Goods, Inc.*	6,176,710
154,865	Zumiez, Inc.*	4,093,082
		16,390,744
Textiles, Apparel & Luxury Goods - 2.0%
411,991	CROCS, Inc.*	7,349,920
79,370	Warnaco Group, Inc.*	4,539,170
		11,889,090
Trading Companies & Distributors - 1.3%
129,956	H & E Equipment
	Services, Inc.*	2,535,441
70,432	Watsco, Inc.	4,909,815
		7,445,256
Transportation - 0.9%
452,892	Wabash National Corp.*	5,244,489

Wireless Telecommunication Services - 1.1%
168,273	SBA Communications
	Corp. - Class A*	6,677,073

TOTAL COMMON STOCKS
(Cost $386,572,642)		572,620,517

INVESTMENT COMPANY: 0.8%

Exchange Traded Fund: 0.8%
166,914	SPDR KBW Regional
	Banking	4,439,913
TOTAL INVESTMENT COMPANY
(Cost $4,532,717)		4,439,913

TRUST & PARTNERSHIP - 0.7%

Real Estate Investment Trust - 0.7%
151,512	LaSalle Hotel Properties	4,090,824

TOTAL TRUST & PARTNERSHIP
(Cost $4,172,372)		4,090,824

SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%
12,658,659	SEI Daily Income Trust
	Government Fund -
	Class B, .050%(1)	12,658,659

TOTAL SHORT-TERM INVESTMENT
(Cost $12,658,659)		12,658,659

TOTAL INVESTMENTS
IN SECURITIES - 99.8%
(Cost $407,936,390)		593,809,913
Other Assets in Excess
of Liabilities - 0.2%		1,272,115
TOTAL NET ASSETS - 100.0%		$595,082,028

*	Non-income producing security.
ADR	American Depository Receipt
(1)	7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  The performance of the TCM Small-Mid Cap Growth Fund (“SMID Cap Fund”) for the following periods was:

			6 Months ended
	4Q 2010	1Q 2011	3/31/2011
SMID Cap Fund	16.76%	8.70%	26.92%
Russell 2500™ Growth	16.00%	9.83%	27.41%

Attribution.  For the six month period, the effect of the SMID Cap Fund’s sector weights was positive, but offset slightly by negative stock selection.  Stock selection was strong in Health Care and Industrials but offset by negative selection in Consumer Discretionary, Energy and Telecomm Service.  Regarding sector weights, the overweight to Energy and Information Technology and the underweight to Consumer Discretionary benefited the Fund, although cash was a 45 basis point drag on relative performance in such a strong period.  The top and bottom five contributing stocks to absolute performance for the quarter were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Atmel (semiconductor microchips)	1.41	0.81
McDermott International
(project management services)	1.27	0.78
Varian Semiconductor (processing equipment)	1.30	0.77
Brookdale Senior Living (senior living facilities)	1.25	0.77
Verifone Systems (electronic payment products)	1.12	0.75

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Equinix (IT infrastructure services)	0.34	-0.27
Finisar (network optical components)	0.09	-0.23
Coinstar (kiosk DVD rental)	0.36	-0.23
Entropic Comm.
(home entertainment semiconductors)	0.44	-0.20
JDS Uniphase (network optical components)	0.14	-0.18

The top contributor for the quarter was Atmel, which manufactures semiconductor chips for microcontroller and touch screen solutions.  Their products are used in a variety of consumer, industrial and commercial applications, including smartphones and many of the new tablets coming to market.  The company beat analysts’ expectations in the fourth quarter on earnings and raised its outlook for 2011 revenue.  While we have trimmed our weight in this position, we continue to

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

hold it.  Another strong contributor for the period was VeriFone Systems, which was also held in the Small Cap Fund and is discussed above under “TCM Small Cap Growth Fund – Attribution” on page 7.  We continue to hold this position in the SMID Cap Fund.

One of our detractors to relative performance was an investment two companies (Finisar and JDS Uniphase) that supply different types of fiber optic components for network communications providers. Please see the discussion above in the third paragraph under “TCM Small Cap Growth Fund – Attribution” on page 7.  Another detractor to relative performance was Equinix, a firm that provides colocation network data centers.  In early October the company announced lower than expected earnings and next quarter guidance based on unexpected price discounting and less than anticipated revenues from the acquisition of Switch and Data, Inc. due to integration issues.  The stock price dropped over 30% in one day on this earnings release and given the sudden change in pricing momentum on existing business and the poor execution on the acquisition, we sold the position after it partially rebounded.

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500TM GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2011

			Since Inception
	One Year	Three Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	27.63%	3.96%	0.58%
Russell 2500™ Growth Index	30.08%	9.67%	3.93%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at March 31, 2011 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$383 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)
Amphenol Corp.	2.0%	Helmerich & Payne, Inc.	1.7%
Catalyst Health Solutions, Inc.	1.9%	KBR, Inc.	1.6%
MICROS Systems, Inc.	1.8%	ADTRAN, Inc.	1.6%
NICE Systems Ltd. - ADR	1.8%	Joy Global, Inc.	1.6%
Airgas, Inc.	1.7%	National Instruments Corp.	1.6%

Sector Allocation (% of net assets)

*  Cash equivalents and liabilities in excess of other assets.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited)

Shares		Value
COMMON STOCKS - 97.5%

Aerospace & Defense - 2.0%
110,174	BE Aerospace, Inc.*	$3,914,482
46,972	TransDigm Group, Inc.*	3,937,663
		7,852,145
Air Freight & Logistics - 0.7%
40,967	Atlas Air Worldwide
	Holdings, Inc.*	2,856,219

Auto Components - 2.0%
108,810	Gentex Corp.	3,291,502
185,538	LKQ Corp.*	4,471,466
		7,762,968
Capital Markets - 2.7%
52,947	Affiliated Managers
	Group, Inc.*	5,790,813
109,984	Lazard Ltd.	4,573,135
		10,363,948
Chemicals - 2.6%
99,393	Airgas, Inc.	6,601,683
32,911	Ferro Corp.*	545,993
48,020	The Scotts
	Miracle-Gro Co.	2,777,957
		9,925,633
Communications Equipment - 6.1%
141,730	ADTRAN, Inc.	6,017,856
104,299	Aruba Networks, Inc.*	3,529,478
42,728	Finisar Corp.*	1,051,109
82,313	JDS Uniphase Corp.*	1,715,403
182,279	NICE Systems
	Ltd. - ADR*	6,733,386
79,880	Polycom, Inc.*	4,141,778
		23,189,010
Construction & Engineering - 5.7%
90,802	AECOM
	Technology Corp.*	2,517,940
79,947	Chicago Bridge &
	Iron Co. NV - ADR	3,250,645
166,271	KBR, Inc.	6,280,056
224,888	McDermott
	International, Inc.*	5,709,906
85,945	URS Corp.*	3,957,767
		21,716,314
Diversified Financial Services - 1.7%
28,308	IntercontinentalExchange,
	Inc.*	3,497,170
85,456	MSCI, Inc.*	3,146,490
		6,643,660
Electrical Equipment - 4.9%
127,042	GrafTech
	International Ltd.*	2,620,876
60,939	Polypore
	International, Inc.*	3,508,868
53,562	Roper Industries, Inc.	4,630,971
149,236	Sensata Technologies
	Holding BV - Class A*	5,182,966
77,687	Woodward Governor Co.	2,684,863
		18,628,544
Electronic Equipment & Instruments - 2.0%
141,276	Amphenol
	Corp. - Class A	7,684,002

Electronic Equipment,
Instruments & Components - 3.0%
181,855	National
	Instruments Corp.	5,959,388
106,736	Trimble Navigation Ltd*	5,394,438
		11,353,826
Energy Equipment & Services - 4.7%
85,745	Complete Production
	Services, Inc.*	2,727,548
50,221	Core Laboratories NV	5,131,080
95,558	Helmerich & Payne, Inc.	6,563,879
118,154	Patterson-UTI
	Energy, Inc.	3,472,546
		17,895,053
Health Care Equipment & Supplies - 3.5%
54,974	The Cooper
	Companies, Inc.	3,817,944
59,988	IDEXX
	Laboratories, Inc.*	4,632,274

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited) (Continued)

Shares		Value
Health Care Equipment & Supplies - 3.5% (Continued)
70,757	Illumina, Inc.*	$4,957,943
		13,408,161
Health Care Providers & Services - 6.7%
200,706	Brookdale Senior
	Living, Inc.*	5,619,768
127,641	Catalyst Health
	Solutions, Inc.*	7,138,961
442,202	Health Management
	Associates, Inc. -
	Class A*	4,820,002
121,669	HealthSouth Corp.*	3,039,292
73,037	MEDNAX, Inc.*	4,864,994
		25,483,017
Health Care Technology - 0.8%
147,794	Allscripts-Misys
	Healthcare
	Solutions, Inc.*	3,102,196

Hotels, Restaurants & Leisure - 1.4%
312,824	MGM Resorts
	International*	4,113,636
39,240	WMS Industries, Inc.*	1,387,134
		5,500,770
Household Durables - 1.1%
83,083	Tempur-Pedic
	International, Inc.*	4,208,985

Internet Software & Services - 0.8%
54,486	WebMD Health Corp.*	2,910,642

IT Services - 1.4%
94,085	VeriFone Holdings, Inc.*	5,169,971

Machinery - 8.0%
132,427	Actuant Corp.	3,840,383
66,645	CLARCOR, Inc.	2,994,360
60,507	Joy Global, Inc.	5,978,697
47,321	Kennametal, Inc.	1,845,519
237,833	Manitowoc Co., Inc.	5,203,786
139,352	Meritor, Inc.*	2,364,803
77,747	Navistar
	International Corp.*	5,390,199
119,521	Titan International, Inc.	3,180,454
		30,798,201
Metals & Mining - 2.8%
90,606	Alpha Natural
	Resources, Inc.*	5,379,278
96,351	Titanium Metals Corp.*	1,790,202
27,447	Walter Energy, Inc.	3,717,147
		10,886,627
Oil, Gas & Consumable Fuels - 1.0%
103,306	Forest Oil Corp.*	3,908,066

Professional Services - 3.1%
52,541	IHS, Inc.*	4,663,014
54,603	Manpower, Inc.	3,433,437
125,664	Robert Half
	International, Inc.	3,845,318
		11,941,769
Road & Rail - 2.7%
71,475	Genesee &
	Wyoming, Inc.*	4,159,845
88,992	JB Hunt Transport
	Services, Inc.	4,042,017
37,847	Kansas City Southern*	2,060,769
		10,262,631
Semiconductors & Semiconductor
Equipment - 10.9%
234,678	Atmel Corp.*	3,198,661
155,615	Avago Technologies Ltd.	4,839,626
137,432	Cypress
	Semiconductor Corp.*	2,663,432
160,033	Entropic
	Communications, Inc.*	1,352,279
90,155	Hittite Microwave Corp.*	5,749,184
110,892	International
	Rectifier Corp.*	3,666,090
79,835	Lam Research Corp.*	4,523,451
216,734	Microsemi Corp.*	4,488,561
79,689	NetLogic
	Microsystems, Inc.*	3,348,532
55,597	Skyworks Solutions, Inc.*	1,802,455

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited) (Continued)

Shares		Value
Semiconductors & Semiconductor
Equipment - 10.9% (Continued)
121,893	Varian Semiconductor
	Equipment
	Associates, Inc.*	$5,932,532
		41,564,803
Software - 6.0%
102,073	ANSYS, Inc.*	5,531,336
82,196	Concur
	Technologies, Inc.*	4,557,768
138,724	MICROS Systems, Inc.*	6,857,127
138,252	SuccessFactors, Inc.*	5,404,271
16,262	Verint Systems, Inc.*	582,830
		22,933,332
Specialty Retail - 2.5%
134,494	Ascena Retail
	Group, Inc.*	4,358,951
98,258	Dick’s Sporting
	Goods, Inc.*	3,928,355
46,469	Urban Outfitters, Inc.*	1,386,170
		9,673,476
Textiles, Apparel & Luxury Goods - 2.0%
262,648	CROCS, Inc.*	4,685,640
51,500	Warnaco Group, Inc.*	2,945,285
		7,630,925
Trading Companies & Distributors - 2.6%
56,097	Fastenal Co.	3,636,768
43,394	MSC Industrial
	Direct, Inc.	2,971,187
47,067	Watsco, Inc.	3,281,041
		9,888,996
Wireless Telecommunication Services - 2.1%
91,775	NII Holdings, Inc.*	3,824,264
107,520	SBA Communications
	Corp. - Class A*	4,266,394
		8,090,658
TOTAL COMMON STOCKS
(Cost $281,224,367)		373,234,548

TRUST & PARTNERSHIP - 0.7%

Real Estate Investment Trust - 0.7%
99,294	LaSalle Hotel Properties	2,680,938

TOTAL TRUST & PARTNERSHIP
(Cost $2,771,382)		2,680,938

SHORT-TERM INVESTMENT - 1.5%

Money Market Fund - 1.5%
5,870,596	SEI Daily Income Trust
	Government Fund -
	Class B, .050%(1)	5,870,596

TOTAL SHORT-TERM INVESTMENT
(Cost $5,870,596)		5,870,596

TOTAL INVESTMENTS
IN SECURITIES - 99.7%
(Cost $289,866,345)		381,786,082
Other Assets in Excess
of Liabilities - 0.3%		1,245,986
TOTAL NET ASSETS - 100.0%		$383,032,068

*	Non-income producing security.
ADR	American Depository Receipt
(1)	7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/10 - 3/31/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited) (Continued)

Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/01/10	3/31/11	10/01/10 – 3/31/11*
Actual	$1,000	$1,265	$5.08
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.53

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.90% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM Small - Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/01/10	3/31/11	10/01/10 – 3/31/11**
Actual	$1,000	$1,269	$5.37
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.78

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value
(cost $407,936,390 and $289,866,345,
respectively) (Note 2)	$593,809,913	$381,786,082
Cash	—	3,398
Receivables:
Investment securities sold	3,203,806	2,236,070
Fund shares sold	1,676,775	182,209
Dividends and interest	34,825	23,418
Prepaid expenses	6,951	19,391
Total assets	598,732,270	384,250,568

LIABILITIES
Payables:
Investment securities purchased	1,461,183	719,766
Fund shares redeemed	1,734,883	213,647
Investment advisory fees, net	390,937	262,309
Administration fees	15,978	47
Fund accounting fees	14,676	2,176
Custody fees	10,353	3,452
Transfer agent fees	2,760	1,859
Chief Compliance Officer fees	1,611	972
Other accrued expenses	17,861	14,272
Total liabilities	3,650,242	1,218,500
NET ASSETS	$595,082,028	$383,032,068
Net asset value, offering and redemption price per share
($595,082,028/19,027,988 and $383,032,068/18,800,141,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$31.27	$20.37

COMPONENTS OF NET ASSETS
Paid-in capital	$503,257,467	$293,273,321
Accumulated net investment loss	(1,034,203)	(827,715)
Accumulated net realized loss on investments	(93,014,759)	(1,333,275)
Net unrealized appreciation on investments	185,873,523	91,919,737
Net assets	$595,082,028	$383,032,068

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2011 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $3,916 and $2,867, respectively)	$1,446,891	$643,048
Interest	2,636	1,022
Total investment income	1,449,527	644,070

EXPENSES (Note 3)
Investment advisory fees	2,201,693	1,256,894
Administration fees	132,503	71,442
Fund accounting fees	41,175	23,276
Custody fees	38,142	26,378
Registration fees	17,126	17,356
Transfer agent fees	11,907	9,423
Audit fees	11,523	9,786
Reports to shareholders	9,746	9,112
Miscellaneous expenses	7,733	4,215
Chief Compliance Officer fees	6,550	4,951
Trustee fees	3,965	3,316
Legal fees	1,134	880
Insurance expense	371	808
Interest expense	162	54
Total expenses	2,483,730	1,437,891
Plus: prior year fees waived
subject to recoupment	—	54,671
Net expenses	2,483,730	1,492,562
Net investment loss	(1,034,203)	(848,492)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	35,474,528	12,067,639
Change in net unrealized
appreciation on investments	93,792,408	58,817,160
Net realized and unrealized
gain on investments	129,266,936	70,884,799
Net increase in net assets
resulting from operations	$128,232,733	$70,036,307

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,034,203)	$(2,994,248)
Net realized gain on investments	35,474,528	42,256,410
Change in net unrealized
appreciation on investments	93,792,408	3,830,228
Net increase in net assets
resulting from operations	128,232,733	43,092,390

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)(b)	(24,286,317)	(20,680,852)
Total increase in net assets	103,946,416	22,411,538

NET ASSETS
Beginning of period/year	491,135,612	468,724,074
End of period/year	$595,082,028	$491,135,612
Accumulated net investment loss	$(1,034,203)	$—

(a)  Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2011		Year Ended
	(Unaudited)		September 30, 2010
	Shares	Value	Shares	Value
Shares sold	1,505,446	$43,257,524	3,144,263	$74,092,265
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed (b)	(2,352,855)	(67,543,841)	(4,042,546)	(94,773,117)
Net decrease	(847,409)	$(24,286,317)	(898,283)	$(20,680,852)

(b)  Net of redemption fees of $0 and $418, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(848,492)	$(722,381)
Net realized gain on investments	12,067,639	4,192,565
Change in net unrealized
appreciation on investments	58,817,160	18,631,034
Net increase in net assets
resulting from operations	70,036,307	22,101,218

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	77,977,583	130,556,395
Total increase in net assets	148,013,890	152,657,613

NET ASSETS
Beginning of period/year	235,018,178	82,360,565
End of period/year	$383,032,068	$235,018,178
Accumulated net investment income (loss)	$(827,715)	$20,777

(a)  Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2011		Year Ended
	(Unaudited)		September 30, 2010
	Shares	Value	Shares	Value
Shares sold	5,514,764	$102,719,688	11,294,353	$165,761,822
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed	(1,357,765)	(24,742,105)	(2,361,795)	(35,205,427)
Net increase	4,156,999	$77,977,583	8,932,558	$130,556,395

(b)  Net of redemption fees of $608 and $567, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2011		Year Ended September 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value,
beginning of period/year	$24.71		$22.56	$25.58	$36.34	$29.74	$26.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.15)	(0.10)	(0.19)	(0.15)	(0.13)
Net realized and unrealized
gain (loss) on investments	6.61		2.30	(2.92)	(7.18)	7.73	4.00
Total from
investment operations	6.56		2.15	(3.02)	(7.37)	7.58	3.87

LESS DISTRIBUTIONS:
From net realized gain	—		—	—	(3.20)	(0.98)	(0.22)
Distribution in excess	—		—	—	(0.19)	—	—
Total distributions	—		—	—	(3.39)	(0.98)	(0.22)
Paid-in capital
from redemption
fees (Note 2)	—		— *	— *	— *	— *	— *
Net asset value,
end of period/year	$31.27		$24.71	$22.56	$25.58	$36.34	$29.74
Total return	26.50	%+	9.53%	(11.81)%	(22.39)%	25.96%	14.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$595.1		$491.1	$468.7	$485.7	$600.8	$384.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.90	%^	0.92%	0.94%	0.92%	0.92%	0.95%
After fees waived/recouped
and expenses absorbed	0.90	%^	0.92%	0.94%	0.92%	0.93%	0.95%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.38	)%^	(0.62)%	(0.58)%	(0.67)%	(0.50)%	(0.55)%
After fees waived
and expenses absorbed	(0.38	)%^	(0.62)%	(0.58)%	(0.67)%	(0.51)%	(0.55)%
Portfolio turnover rate	42	%+	110%	123%	135%	121%	109%

*Less than $0.01 per share.
^Annualized
+Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended					Period Ended
	March 31, 2011		Year Ended September 30,			September 30,
	(Unaudited)		2010	2009	2008	2007*
Net asset value,
beginning of period/year	$16.05		$14.42	$15.73	$21.18	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.05)	(0.04)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	4.37		1.68	(1.27)	(5.33)	1.19
Total from
investment operations	4.32		1.63	(1.31)	(5.37)	1.18

LESS DISTRIBUTIONS:
Distribution in excess	—		—	—	(0.08)	—
Total distributions	—		—	—	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	—	**	— **	— **	—	—
Net asset value,
end of period/year	$20.37		$16.05	$14.42	$15.73	$21.18
Total return	26.92	%+	11.30%	(8.33)%	(25.47)%	5.90	%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$383.0		$235.0	$82.4	$42.8	$3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.92	%^	0.97%	1.15%	1.44%	8.50	%^
After fees waived
and expenses absorbed	0.95	%^	0.95%	0.95%	0.95%	0.95	%^

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.51	)%^	(0.50)%	(0.67)%	(1.05)%	(7.79	)%^
After fees waived
and expenses absorbed	(0.54	)%^	(0.48)%	(0.47)%	(0.56)%	(0.24	)%^
Portfolio turnover rate	46	%+	121%	137%	128%	13	%+

*	Fund commenced operations on June 29, 2007.
**	Less than $0.01 per share.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

         Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At March 31, 2011, the Funds did not hold any fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

          The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$572,620,517	$—	$—	$572,620,517
Investment Company	4,439,913	—	—	4,439,913
Trust & Partnership	4,090,824	—	—	4,090,824
Short-Term Investment	12,658,659	—	—	12,658,659
Total Investments
in Securities	$593,809,913	$—	$—	$593,809,913

          The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$373,234,548	$—	$—	$373,234,548
Trust & Partnership	2,680,938	—	—	2,680,938
Short-Term Investment	5,870,596	—	—	5,870,596
Total Investments
in Securities	$381,786,082	$—	$—	$381,786,082

           ^  See Schedule of Investments for industry breakout.

          There were no significant transfers into or out of Levels 1 and 2 during the six months ended March 31, 2011 for both Funds.

B. Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

          Net Capital Losses incurred October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

          The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds identify major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

I.
New Accounting Pronouncements.  On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820):  Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Funds are evaluating the implications of the update and the impact to the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the six months ended March 31, 2011, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $2,201,693 and $1,256,894 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended March 31, 2011, the Advisor did not recoup or waive any fees from the TCM Small Cap Growth Fund and recouped $54,671 in fees for the TCM Small-Mid Cap Growth Fund.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At March 31, 2011, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small-Mid Cap Growth Fund that may be reimbursed was $178,037.  At March 31, 2011, the TCM Small Cap Growth Fund had recouped all waived fees.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2011	$48,194
September 30, 2012	$102,266
September 30, 2013	$27,577

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the six months ended March 31, 2011, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $132,503 and $71,442 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended March 31, 2011, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $6,550 and $4,951 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for TCM Small Cap Growth Fund for the six months ended March 31, 2011, were $228,055,386 and $260,930,642, respectively and for TCM Small-Mid Cap Growth Fund for the six months ended March 31, 2011, were $212,862,897 and $140,284,210, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2011.

The cost basis of investments for federal income tax purposes at March 31, 2011 was as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$410,784,933	$293,127,412
Gross unrealized appreciation	191,936,675	95,180,195
Gross unrealized depreciation	(8,911,695)	(6,521,525)
Net unrealized appreciation	$183,024,980	$88,658,670

(a)
At March 31, 2011, the difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for income tax purposes.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the six months ended March 31, 2011 and the year ended September 30, 2010 for the Funds.

As of September 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Net unrealized appreciation (a)	$89,232,572	$29,861,510
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$89,232,572	$29,861,510
Other accumulated losses	(125,640,744)	(10,139,070)
Total accumulated loss	$(36,408,172)	$19,722,440

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2011 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility for the purpose of to be used for temporary or extraordinary purposes.  During the six months ended March 31, 2011, the TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund did draw on the line of credit and there were no loan payable balances for the Funds at March 31, 2011.  For the six months ended March 31, 2011 the average interest rate on the outstanding balance was 3.25% (prime rate) and the interest expense for TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund was $162 and $54, respectively.  During the six months ended March 31, 2011, the average outstanding daily balances for the TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund was $923,333 and $312,000, respectively.  The maximum amounts available for the TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund were $50 million and $45 million, respectively.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds also disclose their calendar quarter-end holdings on their website at www.tyghcap.com with a 30 calendar day lag.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Semi-Annual Report.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*        /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     May 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     May 23, 2011

By (Signature and Title)*        /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     May 23, 2011

* Print the name and title of each signing officer under his or her signature.